ACQUISITION	12 Months Ended
Nov. 30, 2022
Disclosure of detailed information about business combination [abstract]
ACQUISITION [Text Block]

3. ACQUISITION

On June 4, 2021, the Company acquired the 100% issued and outstanding ordinary shares of Tetra from two arm's length parties for £350,000. Tetra was a privately held UK-based company which develops custom-made, Unmanned Aircraft Systems ("UAS"). The consideration of £350,000 ($579,682) is payable as follows:

1) An amount of £35,000 ($60,021) within 7 days after the execution and delivery of the definitive agreement by all parties, paid on June 12, 2021;

2) An amount of £35,000 ($60,479) (paid) within 21 days of the initial payment as described in instalment 1 above, paid on July 9, 2021;

3) An amount of £140,000 ($236,411) (paid) within 120 days of the second instalment as described above, paid on November 8, 2021 ("the third payment"); and

4) The remaining balance of £140,000 ($222,771) (see Note 19 - Gain on debt forgiveness) within 120 days of the third payment, forgiven in return of the full release of the leased vehicle and allowing the former sole shareholder of Tetra to continue working within the industry.

The Company applied the optional concentration test permitted under IFRS 3 to the acquisition which resulted in the acquired assets being accounted for as an asset acquisition. As such the purchase price was allocated to the identifiable assets and liabilities based on their fair values at the date of acquisition.

The allocation of the consideration for the purposes of the consolidated statements of financial position is as follows:

Total Consideration
Cash	$579,682

Net assets acquired (liabilities assumed)
Cash indebtedness	$(12,127)
Equipment	27,799
Prepaid expenses	11,131
Due to a related party	(13,699)
Bank loan	(40,447)
Accounts payable	(19,210)
Vehicle loan	(30,859)
Net assets acquired (liabilities assumed)	$(77,412)

Purchase price allocation
Net identifiable assets acquired	$(77,412)
Customer relationships	657,094
$579,682